JOINT FILER INFORMATION
                            -----------------------

Title of Security:        Common Stock

Issuer & Ticker Symbol:   Sirius Satellite Radio Inc. (SIRI)

Designated Filer:         Blackstone Management Associates III L.L.C.

Other Joint Filers:       Blackstone CCC Capital Partners L.P., Blackstone CCC
                          Offshore Capital Partners L.P., Blackstone Family
                          Investment Partnership III L.P., Peter G. Peterson and Stephen A. Schwarzman.

Addresses:                The principal business office address of each of the
                          reporting persons above, except for Blackstone CCC
                          Offshore Capital Partners L.P., is 345 Park Avenue,
                          31st Floor, New York, New York 10154. The principal business office address of Blackstone CCC Offshore
                          Capital Partners L.P. is c/o Blackstone Services
                          (Cayman) LDC c/o Hemisphere Management (Cayman)
                          Ltd., Zephyr House, Mary Street, 5th Floor,
                          Georgetown, Grand Cayman, Cayman Islands.



Signatures:



                                 BLACKSTONE CCC CAPITAL PARTNERS L.P.

                                 By:  Blackstone Management Associates
                                      III L.L.C., its general partner



                                      By: /s/Chinh E. Chu
                                          __________________________________
                                          Name:  Chinh E. Chu
                                          Title: Senior Managing Director


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

                                 BLACKSTONE CCC OFFSHORE CAPITAL
                                 PARTNERS L.P.

                                 By:  Blackstone Management Associates
                                      III L.L.C., its general partner


                                      By: /s/Chinh E. Chu
                                          _________________________________
                                          Name:  Chinh E. Chu
                                          Title: Senior Managing Director


                                 BLACKSTONE FAMILY INVESTMENT PARTNERSHIP
                                 III L.P.

                                 By:  Blackstone Management Associates
                                      III L.L.C., its general partner


                                      By: /s/Chinh E. Chu
                                          ________________________________
                                          Name:  Chinh E. Chu
                                          Title: Senior Managing Director




                                       /s/ Peter G. Peterson
                                       -----------------------------------
                                       PETER G. PETERSON



                                       /s/ Stephen A. Schwarzman
                                       -----------------------------------
                                       STEPHEN A SCHWARZMAN


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